UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported: January 15, 2013)

Gulf United Energy, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-52322	20-5893642
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 22165
Houston, Texas 77227-2165
(Address of principal executive offices and Zip Code)

Registrant's telephone number, including area code: (713) 942-6575

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR240.14d-2(b))

[_] Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

ITEM 1.01 Entry into a Material Definitive Agreement

As previously disclosed in its reports filed with the Securities and Exchange Commission, during October and November 2012, Gulf United Energy, Inc. (the “Company”) effected a private offering pursuant to which it sold to certain accredited investors (collectively the “Investors”) secured convertible promissory notes (the “Notes”) and one-year warrants to purchase shares of its common stock at an exercise price of $0.001 per share (the “Warrants”). The Company and each of the Investors entered into a purchase agreement (each a “Purchase Agreement”) pursuant to which the Notes and Warrants were sold.

On January 18, 2013, the Company and the Investors entered into an amendment to the original Purchase Agreement (the “Amendment to Purchase Agreement”) pursuant to which, among other things, the Investors agreed to invest an additional $185,000 pursuant to amended and restated 16% secured convertible promissory notes (the “Amended and Restated Notes”).  The Amended and Restated Notes also provide for a reduction in the conversion price of the original Notes from $0.0667 per share to $0.00436 per share, and delete the provisions relating to the mandatory conversion of outstanding principal and interest upon the occurrence of certain conditions precedent.  The Amended and Restated Notes continue to be secured by the Company’s equity interest in Gulf United Energy de Colombia, Ltd., the Company’s wholly owned subsidiary that holds the Company’s interests in CPO-4 block in Colombia, and Gulf United Energy Cuenca Trujillo Ltd., which holds the Company’s interests in block Z-46.  Except for the reduction in the conversion price and the removal of provisions relating to a mandatory conversion of outstanding principal and interest, the terms of the Amended and Restated Notes are identical to the terms of the original Notes.  The proceeds from the financing will be used for general working capital purposes.

As additional consideration for the funding of the additional $185,000, the Company also agreed to amend the original Warrants, pursuant to a warrant amendment (the “Amendment to Warrant”), to extend the expiration date of the original Warrants to October 29, 2017.  Additionally, the Company issued to the Investors new warrants (the “New Warrants”) to purchase up to an aggregate of 148,482,274 shares of common stock at an exercise price of $0.001 per share.  The New Warrants expire on October 29, 2017.

The Company also entered into an amendment to the original registration rights agreement (the “Amendment to Registration Rights Agreements”).  Under the Amendment to Registration Rights Agreement, the Company has agreed to register the resale of the shares underlying the Amended and Restated Notes, the original Warrants (as amended), and the New Warrants on a piggyback basis.  If, after April 25, 2013, the Company has not filed a resale registration statement covering the registrable securities on a piggyback basis, then the investors will have the right to cause the Company to file the resale registration statement on a demand basis (such date of demand being the “Demand Date”).  Such registration must be filed within 120 days from the Demand Date.  If the registration statement registering the resale of the registrable securities has not been declared effective within 180 days following the Demand Date, then the Company will be required to issue to the investors, pro rata, an amount of shares of common stock equal to one percent per share of common stock issued (partial or full, as applicable) upon conversion of the Notes and/or exercise of the Warrants per month, for each calendar month (prorated for any period less than 30 days) (the “Liquidated Damages Amount”); subject to maximum fee of two-times of the Liquidated Damages Amount.

The foregoing descriptions of the Amendment to Purchase Agreement, Amended and Restated Notes, Amendment to Warrant, New Warrants, and Amendment to Registration Rights Agreement (collectively the “Transaction Documents”) do not purport to be complete and are qualified in their entirety by reference to the full text of the forms of the Transaction Documents attached hereto as Exhibits 4.1, 4.2, 4.3, 10.1 and 10.2, each of which are incorporated herein by reference.

The offer and sale of the Amended and Restated Notes and New Warrants described above were made without registration under the Securities Act of 1933, as amended (the “Act”), and the securities laws of certain states, in reliance on the exemptions provided by Section 4(2) of the Act and Regulation D under the Act and in reliance on similar exemptions under applicable state laws. The sale of the Company’s common stock did not involve any public offering; each investor made representations regarding its investment intent, experience and sophistication; each investor either received or had access to adequate information about us in order to make an informed investment decision.  Having received representations to this effect, we believe that each investor is an “accredited investor” as that term is defined under Rule 501(a) of Regulation D; and no advertising or general solicitation was made in connection with the sale and issuance of the Company’s common stock.

ITEM 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure set forth in Item 1.01 above is incorporated into this Item 2.03 by reference.

ITEM 3.02 Unregistered Sale of Equity Securities

The disclosure set forth in Item 1.01 above is incorporated into this Item 3.02 by reference.

ITEM 8.01 Other Events

On January 15, 2013, the Company and SK Innovation Ltd. (“SK”), the operator on block CPO-4, entered into a side agreement pursuant to which the default period under the Block CPO-4 joint operating agreement was extended through February 15, 2013, provided that the Company pay to SK $332,500 for past costs incurred on Block CPO-4 on or before January 31, 2013.  If the Company fails to pay SK $332,500 on or before January 31, 2013, or the remaining $997,500 for past costs incurred on Block CPO-4 by February 15, 2013, SK will have the right to pursue any and all remedies under the joint operating agreement, including a redemption of the Company’s interests.  The Company is currently in discussions with SK regarding a similar extension under the Block Z-46 joint operating agreement.

The information in this Form 8-K may contain forward-looking statements relating to anticipated or expected events, activities, trends or results.  Forward-looking statements, can be identified by the use of forward looking terminology such as "believes," "suggests," "expects," "may," "goal," "estimates," "should," "likelihood," "plans," "targets," "intends," "could," or "anticipates," or the negative thereof, or other variations thereon, or comparable terminology, or by discussions of strategy or objectives. Because forward-looking statements relate to matters that have not yet occurred, these statements are inherently subject to risks and uncertainties. Forward-looking statements in this Form 8-K include, without limitation, the Company’s expectations of the oil and gas in place, drilling schedules and success rates, the reliability of 2D and 3D data, resource information and other performance results, the likelihood that a drilled or prospective well will be successful, or the Company’s ability to cure existing and future defaults under material agreements, including joint operating and farmout agreements. These statements are made to provide the public with management’s current assessment of the Company’s business, and it should not be assumed that reserves are proven recoverable as defined by SEC guidelines or that actual drilling results will prove these statements to be correct. Security holders are cautioned that such forward-looking statements involve risks and uncertainties. The forward-looking statements contained in this Form 8-K only as of the date hereof, and the Company expressly disclaims any obligation or undertaking to report any updates or revisions to any such statement to reflect any change in the Company’s expectations or any change in events, conditions or circumstances on which any such statement is based. Certain factors may cause results to differ materially from those anticipated by some of the statements made in this Form 8-K. Please carefully review our filings with the SEC as we have identified many risk factors that impact our business plan.

ITEM 9.01  Financial Statements and Exhibits

(c)           Exhibits

The following exhibits are to be filed as part of this Form 8-K:

EXHIBIT NO.	IDENTIFICATION OF EXHIBIT
4.1	Form of Amended and Restated Note
4.2	Form of Amendment to Warrant
4.3	Form of New Warrant
10.1	Form of Amendment to Purchase Agreement
10.2	Form of Amendment to Registration Rights Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  January 22, 2013

GULF UNITED ENERGY, INC.

By:	/S/ JOHN B. CONNALLY III
John B. Connally III, Chief Executive Officer